Exhibit 10 (f)(3)

Schedule of Termination Benefit Agreements with Certain Executive Officers


The attached Termination Benefit Agreement is identical in all material respects to the executive Termination Benefit Agreements for those executive employees listed below and which have been omitted from this filing:

Name                                         Execution Date

John A. Boynton                              May 5, 1995
John H. Calhoun                              May 1, 1995
Penelope C. Cate                             April 27, 1995
Michael L. Cohen                             September 20, 1995
Janet K. Cooper                              April 27, 1995
James F. Doyle                               May 5, 1995
Margaret M. Eichman                          April 28, 1995
Thomas L. Gettings                           April 28, 1995
R. Thomas Howell, Jr.                        May 1, 1995
John G. Jartz                                April 28, 1995
Mart C. Matthews                             May 1, 1995
Luther C. McKinney                           May 5, 1995
Douglas W. Mills                             May 5, 1995
Kenneth W. Murray                            May 8, 1995
W. Stephan Perry                             April 28, 1995
Douglas J. Ralston                           May 1, 1995
Arthur R. Skantz                             April 27, 1995
Robert S. Thomason                           April 27, 1995
Russell A. Young                             May 5, 1995